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                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

                                                                       EXHIBIT A

                                FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of September 13, 2001 (this "FOURTH AMENDMENT"), representing an amendment to the Amended and Restated Credit Agreement, dated as of March 26, 1999 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation and formerly known as Community Health Systems, Inc. (the "BORROWER"), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation and formerly known as Community Health Systems Holdings Corp. ("HOLDCO"), the several lenders from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and BANK OF AMERICA, N.A. and THE BANK OF NOVA SCOTIA, as the co-agents for the Lenders (collectively, the "CO-AGENTS").


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrower, HoldCo, the Administrative Agent, the Co-Agents and the Lenders are parties to the Credit Agreement;

     WHEREAS, the Borrower and HoldCo have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement; and

     WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

     2. AMENDMENT TO SUBSECTION 1.1 (DEFINED TERMS). Subsection 1.1 of the Credit Agreement is hereby amended by adding alphabetically therein the following definitions:

               "CONVERTIBLE SUBORDINATED DEBT": as defined in subsection 13.2(h) of the Credit Agreement.

               "FOURTH AMENDMENT": the Fourth Amendment dated as of September 13, 2001 to the Credit Agreement.

               "FOURTH AMENDMENT EFFECTIVE DATE": as defined in Section 7 of the Fourth Amendment.

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               "HIGH YIELD SUBORDINATED DEBT": as defined in Section 3 of the
          Fourth Amendment.

     3. AMENDMENT TO SUBSECTION 13.2 (INDEBTEDNESS). Subsection 13.2 of the Credit Agreement is hereby amended by:

               (a) deleting paragraph (c) of such subsection in its entirety and substituting, in lieu thereof, the following:

                    (c) Indebtedness of the Company evidenced by the
               Subordinated Note in an aggregate principal amount at any one time outstanding of up to the aggregate principal amount of the Subordinated HoldCo Debentures and the Convertible Subordinated Debt; and

               (b) deleting paragraph (h) of such subsection in its entirety and substituting, in lieu thereof, the following:

                    (h)(i) Indebtedness of HoldCo evidenced by the Subordinated
               HoldCo Debentures, (ii) any subordinated debt issuance by HoldCo that is convertible at the option of the holder or issuer thereof into common stock of HoldCo (any such subordinated debt, "CONVERTIBLE SUBORDINATED DEBT") or (iii) any other subordinated debt issued by HoldCo ("HIGH YIELD SUBORDINATED DEBT"), provided that (A) the aggregate principal amount of the Subordinated HoldCo Debentures, the Convertible Subordinated Debt and the High Yield Subordinated Debt at any one time outstanding shall not exceed $500,000,000, (B) no payments of principal on account of any such Convertible Subordinated Debt or High Yield Subordinated Debt are scheduled to be payable prior to June 30, 2006, (C) the weighted average of the interest rates on any such outstanding Convertible Subordinated Debt or High Yield Subordinated Debt shall not be higher than the interest rate on the Subordinated HoldCo Debentures and (D) the terms and provisions of any such Convertible Subordinated Debt or High Yield Subordinated Debt relating to subordination shall be consistent with market terms for comparable debt issues;

     4. AMENDMENT TO SUBSECTION 13.12 (SUBORDINATED NOTE; SUBORDINATED HOLDCO DEBENTURES; HIGH YIELD SUBORDINATED DEBT). Subsection 13.12 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          13.12 SUBORDINATED NOTE; SUBORDINATED HOLDCO DEBENTURES; CONVERTIBLE SUBORDINATED DEBT. (a)(i) Make any payment in violation of any of the subordination provisions of the Subordinated Note; or (ii) waive or otherwise relinquish any of its rights or causes of action arising under or arising out of the terms of the Subordinated Note or consent to any amendment, modification or supplement to the terms of the Subordinated Note in each case under this clause (ii) in any material respect or in any respect adverse to the Lenders, except (x) that the interest rate thereon may be adjusted at such time to correspond to the then weighted average of the interest rates on any Convertible Subordinated Debt, Subordinated HoldCo Debentures and High Yield Subordinated Debt

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     then outstanding, (y) with the consent of the Required Lenders and (z) that
     HoldCo may contribute all or any portion of the principal amount of the Subordinated Note to the capital of the Company; PROVIDED that promptly following any contribution of all or any portion of the principal amount of the Subordinated Note, all or such portion, as the case may be, of the Subordinated Note is canceled; or (iii) make any optional payment or prepayment on or redeem or otherwise acquire, purchase or defease the Subordinated Note; PROVIDED that the Company may optionally prepay, redeem or acquire the Subordinated Note with the proceeds of issuances in registered public offerings of shares of common stock of HoldCo after the Fourth Amendment Effective Date, so long as the aggregate amount of all such prepayments, redemptions and acquisitions shall not exceed all such common stock proceeds received during such period after the Fourth
     Amendment Effective Date.

          (b)(i) Make any payment in violation of any of the subordination provisions of the Subordinated HoldCo Debentures, the Convertible Subordinated Debt or the High Yield Subordinated Debt; or (ii) waive or otherwise relinquish any of its rights or causes of action arising under or arising out of the terms of the Subordinated HoldCo Debentures, the Convertible Subordinated Debt or the High Yield Subordinated Debt or consent to any amendment, modification or supplement to the terms of the Subordinated HoldCo Debentures, the Convertible Subordinated Debt or the High Yield Subordinated Debt except with the consent of the Required Lenders; or (iii) make any optional payment or prepayment on or redeem or otherwise acquire, purchase or defease the Subordinated HoldCo Debentures, the Convertible Subordinated Debt or the High Yield Subordinated Debt; PROVIDED that HoldCo may optionally prepay, redeem or acquire the Subordinated HoldCo Debentures or the Convertible Subordinated Debt (A) with the proceeds of (I) any and all prepayments, redemptions and acquisitions of the Subordinated Note by the Company pursuant to clause
     (a)(iii) above, (II) issuances of any Convertible Subordinated Debt or, in the case of any Convertible Subordinated Debt, issuances of any High Yield Subordinated Debt or (III) any public offering of shares of common stock of HoldCo net of any fees or expenses (including underwriting commissions) incurred in connection with the issuance thereof, or (B) in exchange for shares of common stock of HoldCo.

     5. AMENDMENT TO SECTION 14 (EVENTS OF DEFAULT). Section 14 of the Credit Agreement is hereby amended by deleting:

          (a) paragraph (k) of such section in its entirety and substituting, in lieu thereof, the following:

               (k) HoldCo shall cease to own, directly or indirectly, 100% of the issued and outstanding capital stock of the Company, free and clear of all Liens (other than the Lien granted pursuant to the HoldCo Pledge Agreement), or HoldCo shall conduct, transact or otherwise engage in any business or operations, incur, create, assume or suffer to exist any Indebtedness, Contingent Obligations or other liabilities or obligations or Liens (other than pursuant to any of the Credit Documents), or own, lease, manage or otherwise operate any properties or assets, other than (1) incident to the ownership of the Pledged Stock and the Pledged Note (as such terms are defined in the HoldCo Pledge Agreement),

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          (2) as permitted by this Agreement, (3) incident to the ownership of capital stock or other equity interests in any person to the extent
          (i) the acquisition thereof by the Company would constitute a Permitted Acquisition and (ii) such capital stock or equity interests are contributed to the Company promptly following HoldCo's acquisition thereof and (4) the making of the Subordinated Loan or the issuance of the Subordinated HoldCo Debentures, any Convertible Subordinated Debt or any High Yield Subordinated Debt and (5) to the extent necessary to effect the IPO and subsequent offerings or issuances of shares of common stock of HoldCo and other transactions customarily incident thereto; or

          (b) paragraph (l) of such section in its entirety and substituting, in lieu thereof, the following:

               (l) FL Affiliates shall cease to own at least 25% of the outstanding capital stock of HoldCo, free and clear of all Liens; or, any person or group (other than the FL Affiliates) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of a percentage of the outstanding capital stock of HoldCo greater than that percentage owned beneficially by the FL Affiliates; or, any person or group (other than the FL Affiliates) shall at any time have the right to designate or elect a majority of the Board of Directors of HoldCo; or, if a Change of Control as defined in the indenture governing any Convertible Subordinated Debt or High Yield Subordinated Debt shall occur.

     6. AMENDMENT TO SECTION 10 OF THE HOLDCO GUARANTEE. Section 10 of the HoldCo Guarantee is hereby amended by deleting such section in its entirety and substituting, in lieu thereof, the following:

          10. COVENANT. The Guarantor agrees that it will not engage in or conduct, transact or otherwise engage in any business or operations, or incur, create, assume or suffer to exist any Indebtedness, Contingent Obligations or other liabilities or obligations or Liens, or own, lease, manage or otherwise operate any properties or assets, other than (i) incident to the ownership of the capital stock of the Company and the Subordinated Note, (ii) as permitted by the Credit Agreement, (iii) incident to the ownership of capital stock or other equity interests in any Person to the extent (x) the acquisition thereof by the Company would constitute a Permitted Acquisition and (y) such capital stock or equity interests are contributed to the Company promptly following the Guarantor's acquisition thereof, (iv) the making of the Subordinated Loan and the issuance of the Subordinated HoldCo Debentures or Convertible Subordinated Debt and the use of the proceeds therefrom as expressly contemplated in the Credit Agreement and (v) to the extent necessary to effect the IPO and subsequent offerings or issuances of shares of common stock of HoldCo or any Convertible Subordinated Debt or any High Yield Subordinated Debt and other transactions customarily incident thereto.

     7. CONDITIONS TO EFFECTIVENESS OF THIS FOURTH AMENDMENT. This Fourth Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Fourth Amendment duly executed by each of the Borrower, HoldCo and the Administrative

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Agent and consented to by the Required Lenders (such date, the "FOURTH AMENDMENT
EFFECTIVE DATE").

     8. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Fourth Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, PROVIDED that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Amendment.

     9. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly set forth in this Fourth Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

     10. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     11. COUNTERPARTS. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fourth Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent. The execution and delivery of this Fourth Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

     12. GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                       CHS/COMMUNITY HEALTH SYSTEMS, INC.


                                       By: /s/ James W. Doucette
                                           -------------------------------------
                                           Name: James W. Doucette
                                           Title: Vice President and Treasurer



                                       COMMUNITY HEALTH SYSTEMS, INC.


                                       By: /s/ James W. Doucette
                                           -------------------------------------
                                           Name: James W. Doucette
                                           Title: Vice President and Treasurer



                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and Issuing Lender



                                       By: /s/ Dawn Lee Lum
                                           -------------------------------------
                                           Name: Dawn Lee Lum
                                           Title:


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